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                                                                   EXHIBIT 10.18



DATED                                                                     , 1996
                                                           ---------------

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STEMARJON NOMINEES PTY. LTD

                                                                          Lessor

                                      -and-




COSMOPAK PT. LTD.                                                         Lessee



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                                      LEASE



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Premises:  Part of Ground Floor No. 9 A Hall Street, Richmond.

                                 S. WOLSKI & CO.
                                   Solicitors
                               22 Hodgson Street,
                               Kew, Victoria 3101.
                               Tel: (03) 9853 9955
                                 DX 32412 SW:RG
                              Solicitors Code: 385

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                                 S. WOLSKI & CO.

THIS INDENTURE OF LEASE BETWEEN the parties named and described in the Schedule hereto being the Lessor of the one part and the Lessee of the other part WITNESSETH that in consideration of the rent hereinafter reserved and of the covenants and conditions hereinafter contained on the part of the Lessee to be paid and performed and observed IT IS HEREBY AGREED AND DECLARED as follows:

A.       IN this Lease where the context requires or permits:

(1) The expression "the Lessor" as herein used shall include the person or company or corporation or body corporate for the time being entitled to the reversion of the premises hereby demised and shall when there is only one Lessor mean and include in the case of a natural person the Lessor, his executors, administrators and assignees and shall when there are two or more Lessors mean and include the Lessors and each and every or any of them and the executors, administrators and assignees of them and each and every or any one of them and shall when the Lessor is a company or corporation or body corporate mean and include the Lessor and its successors and transferees

(2) The expression "the Lessee" as herein used shall when there is only one Lessee mean and include in the case of a natural person the Lessee, his executors, administrators and/or permitted assignees and/or sub-lessees and shall when there are two or more Lessees mean and include the Lessees and each and every or any of them and the executors, administrators and/or permitted assignees and/or sub-lessees of them and each and every or any of them and shall when the Lessee is a company corporation or body corporate include the Lessee and its successors and transferees and sub-lessees.

(3) The expression "person" as herein used shall include a company or corporation or body corporate or association and any other properly constituted entity from time to time recognised by law.

(4) Words importing persons shall include companies and corporations and bodies corporate and associations. and words importing the masculine gender shall include the feminine and neuter genders as the case may require and words importing the singular or plural number shall include the plural and singular numbers respectively.

(5) Where two or more persons are parties hereto the covenants and agreements on their part herein contained shall bind them and any two or more of them jointly and each of them severally.

(6) Any reference either generally or specifically to any Act of Parliament shall include any statutory modification amendment to or re-enactment of such Act for the time being in force and any reference to any provision thereof is to the provision so modified amended or re-enacted and any such reference shall also include any rules, by-laws, regulations and orders made pursuant to any such Act.

(7)      The word "month" shall mean calendar month.

(8) The marginal or head notes (if any) shall not affect the construction of this Lease.

B. THE LESSOR HEREBY DEMISES unto the Lessee ALL THOSE premises more particularly described in the Schedule hereto and hereinafter referred to as "the premises" TOGETHER WITH all rights easements and appurtenances belonging thereto or usually held or enjoyed therewith PROVIDED THAT where the premises form part of a building the expression "the premises" shall not include the right to use the outside of the walls bounding such premises which rights are reserved unto the Lessor but shall include the right subject as herein provided for the Lessee and the persons authorised by the Lessee to use in common with other tenants and persons authorised by the Lessor the stairs passages and lifts (if any) of the building of which the premises form part and also the lavatories and conveniences (if any) set apart by the Lessor for the use of tenants of the premises and TOGETHER WITH the furniture fixtures and other chattels (if any) belonging to the Lessor and more particularly set out in the Schedule



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hereto (hereinafter called "the chattels") TO BE HELD by the Lessee for the term and at the rental set forth in the said Schedule.

C. THE LESSEE HEREBY COVENANTS with the Lessor as follows:

(1) To pay the said rental on the days at the times and in the manner appointed for payment thereof as set out in the Schedule hereto clear of all deductions or abatements of any kind whatsoever. The Lessee shall if required by the Lessor pay all rental by order on the Lessee's bankers directing payment thereof to the credit of such account at such bank and branch thereof as is from time to time nominated by the Lessor.

(2) To forthwith pay and bear all municipal rates, Melbourne Water and/or any other water rates, and all other rates and taxes including any special rates and water supplied by measure and/or excess water rates, State or Federal Land Tax (if any) (calculated on the basis that the premises for the property of which the premises forms part if that be the case) is the only land owned by the Lessor) telephone, electric light, power and gas charges, Metropolitan Fire Brigade or similar charges and all other charges, duties, burdens, obligations, assessments, fines, penalties, impositions and outgoings of every kind and description whatsoever wherewith the premises or any part thereof or the Lessor or the Lessee in respect thereof are or shall be directly or indirectly rated, taxed, charged or assessed and which shall be made or payable during or for any portion of the said term and to keep the Lessor indemnified from all claims in respect of all or any of the foregoing liabilities. The proportion attributable to the premises of any amount assessed charged or paid in respect of the building or the land of which the premises form part shall be a fair proportion to be determined by the Lessor having regard to the floor area and lettable value of the premises in relation to the lettable area and lettable value of the building and the land as a whole and to any special factors. For the purposes of calculating the Lessee's obligations pursuant to this sub-clause the amount of any rate, tax, charge, assessment or other imposition shall be apportioned on a day to day basis.

(3) From time to time and at all times during the said term well and substantially to repair maintain pave cleanse and amend and to keep so repaired maintained paved cleansed and amended in every respect the premises with the yards (if any drains fixtures and appurtenances thereof and all buildings improvements and additions now erected or made thereupon or thereto during the said term and all fixtures and other things which now are or at any time during the said term shall be fixed to the freehold of the premises or belonging thereto damage by fair wear and tear accidental fire flood lightning storm tempest riot civil commotion explosion aircraft accident objects failing from aircraft act of war and other inevitable accident only excepted all necessary work in that behalf to be carried out in a proper and workmanlike manner with good materials and to the reasonable satisfaction of the Lessor or its Architects or Agents in all respects PROVIDED HOWEVER that should any damage defect or dilapidation occur at any time which has been occasioned by fair wear and tear accidental fire flood lightning storm tempest riot civil commotion explosion aircraft accident objects falling from aircraft act of war or other inevitable accident the Lessee will forthwith give to the Lessor particulars of such damage defect or dilapidation AND FURTHER that the Lessee will take all reasonable measures and precautions to ensure that any such defect damage or dilapidation will not give rise to or cause or contribute to any substantial injury to the premises.

(4) To keep, the chattels clean and in good repair order and preservation and to make good all damage thereto arising fair wear and tear, flood, lighting, storm tempest, riot, civil commotion, explosion, aircraft, accident, objects falling from aircraft, acts of war or other inevitable accident otherwise than from accidental fire or reasonable and proper use and to replace with similar articles of at least equal value all such parts thereof as may at any time be destroyed (otherwise than as aforesaid) or lost or so damaged (otherwise than as aforesaid) as to be incapable of complete reinstatement to their former condition and not without the previous written consent of the Lessor to remove or permit to be removed from the premises (except only for the purpose of necessary repairs) any of the chattels.

(5) To keep and maintain and comply with all the provisions of the agreements (if any) for the service and/or maintenance of the Lessor's equipment, fittings, fixtures and the chattels or any of them.



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(6)      From time to time throughout the said term when and as often as occasion shall require at the Lessee's own cost and expense to well and sufficiently prepare and paint with two coats of good quality paint (the top coat being of a tint first approved by the Lessor its Architects or Agents) all the interior parts of the premises that have been previously or are usually painted AND ALSO to clean and suitably treat such of the interior parts of the premises as have not previously been painted or are not usually painted.

(7) At all times during the said term and at the Lessee's own cost and expense and in a proper and workmanlike manner to comply with and observe all statutes statutory rules by-laws orders or regulations and other provisions having the force of law present or future affecting or relating to the use of the premises or the Lessee's occupancy or use thereof or any service therein and with all requirements which may be made or notices or orders which may be given by any governmental semi-governmental city municipal health licensing civic or other authority or utility having jurisdiction or authority over or in respect of the premises or the user thereof or the Lessee's occupation thereof or any service therein and with all the terms of any covenant or covenants affecting the Certificate of Title to the premises and whether or not the doing of any work is required in or upon or in connection with the premises and the Lessee shall keep the Lessor indemnified in respect of all such matters. If the Lessee shall make default in observing or performing this covenant the Lessor shall have power (but shall not be bound to do so) to enter upon the premises; and to carry out the required work at the expense of the Lessee in all things and all moneys so expended by the Lessor shall be deemed to be a debt due and owing by the Lessee to the Lessor and shall forthwith be recoverable by action PROVIDED THAT the Lessee shall not be liable to do work of a structural nature except such as may be occasioned by the act of neglect or default of the Lessee or. by the Lessee's use or occupancy of the premises or the particular nature of the business carried on in or at the premises.

(8) Not to bring upon the premises any heavy machinery or other plant or equipment unless reasonably necessary or proper for the conduct of the Lessee's use of the premises as herein provided and in no event shall any such machinery plant or equipment be of a nature weight or size as to cause or in the reasonable opinion of the Lessor be likely to cause any damage to the floors or walls or any other part or parts of the premises. Before bringing any such equipment upon the premises the Lessee shall inform the Lessor of the Lessee's intention so to do and the Lessor may direct the routing installations and location of all such equipment and the Lessee shall observe and comply with all such directions.

(9) If the carrying out of any of the Lessee's covenants herein shall necessitate or the Lessor has otherwise consented to the employment or engagement of any electrician plumber painter carpenter or other tradesman or artisan the Lessee shall (except in the case of emergency) before entering into any contract agreement or engagement obtain the Lessor's approval (which shall not be unreasonably withheld) to the person firm or corporation proposed to be so employed or engaged for such work.

(10) To permit the Lessor with or without workmen architects agents surveyors and others at all reasonable times during the said term to enter upon the premises to examine and view the state and condition thereof and all wants of repair which on any such view will be found for which the Lessee is liable hereunder and for the amendment of which notice in writing will be left with or for the Lessee and within one month after every such notice to repair and make good accordingly.

(11) To permit the Lessor and the Lessor's Agent together where necessary with workmen and appliances at all reasonable times to enter the premises for the purpose of painting and doing such repairs to the premises or any or the pipes sewerage connections fittings or fixtures thereof as the Lessor may deem expedient and in respect of which the Lessor is liable.

(12) To pay to the Lessor on an annual account the amount equal to all premiums charged to the Lessor for insuring the premises and the chattels (if any) for their full insurable value against fire storm or tempest and unless precluded by the provisions of the Retail Tenancies Act 1986) loss of rent and/or profits and any other risk reasonably required by the Lessor AND to insure and keep insured all windows and plate glass against breakages with a reputable insurer and upon the request of the Lessor or the Lessor's Agent to




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         produce the receipt for the premium for such insurance for the then current year and as often as such windows and plate glass shall be damaged to reinstate the same under the direction of the Lessor or its Architects or Agents. The proportion attributable to the premises of any premium assessed charged or paid in respect of the building or the land of which the premises form part shall be 24% subject to any special factors.

(13) To take out and at all times to keep current a public liability policy in the joint names of the Lessee and the Lessor with a reputable insurer for an amount of not less than $5,000,000.00 or such other sum as the Lessor shall notify in writing to the Lessee in respect of liability for loss, injury or damage to any person or property whatsoever caused by or arising out of any act or omission of or by the Lessor or the Lessee or the officers, servants, employees, agents, contractors, customers, invitees or licensees of either of them or by any trespasser in about to or from or in relation to the premises or the condition or state of repair thereof or any business carried on therein or thereupon and upon request by the Lessor or the Lessor's Agent to produce the receipt for the premium for such insurance for The then current year and in the case of any loss injury or damage arising from any cause covered by such insurance to immediately expend all moneys received in restoring reinstating making good or compensating any damage loss or injury and in case such moneys shall be insufficient to make good the deficiency from the Lessee's own assets.

(14) Not to do or knowingly suffer to be done or omit to be done any matter or thing whereby any insurance effected or which may be effected by the Lessor on the premises may be invalidated or become void or voidable or the premium therefor increased. The Lessee will from time to time as and when required by notice in writing from the Lessor in respect of the insurances taken out by the Lessor pay all extra premiums of insurance on account of extra risk caused by the use to which the premises or any part or parts thereof are put by the Lessee or by any plant equipment or materials brought onto the premises by or on behalf of the Lessee.

(15) To comply with any insurance sprinkler and fire alarm regulations applicable in respect to any partitions which may be erected by the Lessee or the Lessor upon the premises and to pay to the Lessor the cost of any alterations to any sprinklers and fire alarm installation which may become necessary by reason of noncompliance by the Lessee with the regulations of the Insurance Council of Australia or the requirements of the Lessor's insurer.

(16) Not without the previous consent in writing of the Lessor (which consent the Lessor may in its absolute discretion withhold) to erect or set up or suffer to be erected or set upon the premises or any part thereof nor make nor permit to be made any structural alteration improvement or addition whatsoever in or to the premises or any part thereof and in particular to cut alter weaken or injure the principal timbers roofs walls or foundations of the premises or permit the same to be cut altered weakened or injured and not (excepting as now united or annexed if at all) to unite or annex the premises to or with any other premises PROVIDED THAT the Lessee may with the Lessor's prior written consent (which consent shall not be unreasonably withheld) and at the Lessee's own expense set up any partitions fittings or fixtures in the premises as are used by the Lessee in the ordinary course of the Lessee's business and on the expiration or sooner determination of this Lease the said partitions fittings or fixtures will unless the Lessor otherwise directs be removed by the Lessee provided that the Lessee shall make good any damage caused in so installing and removing the said partitions fittings or fixtures and shall reinstate the premises to their former condition and if the Lessee shall fail to remove the same or any part thereof and/or make good such damage and/or reinstate the premises the Lessor may cause the same to be done and may recover the cost thereof as a liquidated debt payable on demand and shall be deemed rental in arrears provided further that any partitions fixtures or fittings not removed by the Lessee shall at the option of the Lessor be deemed abandoned by the Lessee and shall be and become the property of the Lessor.

(17) Within seven (7) days of the receipt of the same by the Lessee to give full particulars to the Lessor or its Agents of any notice or proposal for a notice or order or proposal for an order given issued or made to or on the Lessee by any authority whether parliamentary municipal local or otherwise and if so required by the Lessor or its Agents to produce such notice order or proposal to it or them and without delay to take all


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         reasonable and necessary steps to comply with any such notice order or proposal and at the request of the Lessor or its Agents to make or join with the Lessor in making such objections or representations against or in respect of any such notice order or proposal as they or either of them shall deem expedient.

(18) Not to use the premises or any part thereof or suffer the same to be used at any time for any illegal or immoral noisy offensive or dangerous pursuit or purpose or in any manner which contravenes any Town Planning Scheme or Ordinance or Interim Development Order or any legislation imposed by any authority empowered by law to control the use of land or to do anything whatsoever on the premises or any part thereof which may be or become a nuisance annoyance or danger to the Lessor or any of its tenants or to the owners or occupiers of any adjoining properties.

(19) Not to use or permit or suffer the premises or any part thereof to be used or occupied for any purpose whatever other than as set out in the Schedule hereto or any other use of which the Lessor may from time to time in writing approve.

(20) Not to obstruct the sidewalk entrances and passages of the premises or any of them and not to use the same or any part of them for any other purpose than for ingress and egress to and from the premises.

(21) To cause the premises to be kept clean and free from dirt and rubbish (including external surfaces of windows walls and doors) and when necessary by employing for that purpose persons approved by the Lessor (such approval not to be unreasonably withheld).

(22) Not to keep any rubbish and waste products on the premises except in suitable receptacles in the areas set aside for the purpose in or about the premises.

(23) Not to inscribe paint write or affix either on the premises or any part thereof or on the outside wails thereof any writing lettering sign sign-board plate-name placard or notice without the same having been previously approved of by the Lessor or the Lessor's Agents.

(24) Within two (2) days of the determination or expiration of the said term to remove any writing lettering sign sign-board plate-name placard or notice placed by the Lessee on the premises and to make good any damage or injury caused by such removal.

(25) Not at any time or times to mortgage assign transfer sub-let part with possession or give to any person a licence to use or occupy the premises or any part thereof without the consent in writing of the Lessor first had and obtained and Section 144 of the Property Law Act 1958 shall not apply to this Lease PROVIDED THAT any change in the principal shareholding altering the effective control of the Lessee if a company shall be deemed an assignment of this Lease and will require the consent of the Lessor as aforesaid PROVIDED ALWAYS that in the event of the Lessee desiring to assign or sub-let the Lessee's interest in this Lease and at the time of requesting the Lessor's consent the Lessee is not in default under any covenant or agreement on the Lessee's part herein contained or implied the Lessor will not withhold the Lessor's consent to such assignment or sub-lease where the proposed assignee or sub-lessee.

         (a) is a respectable responsible solvent fit and suitable person, the onus of proof whereof to lie upon the Lessee and the proposed assignee or sub-Lessee and if the whole of the Retail Tenancies Act 1986 applies to this Lease the Lessee shall for this purpose submit the name address and occupation of any proposed Assignee or sub-Lessee with at least two acceptable references as to the financial circumstances of such person and at least two acceptable references as to the business experience of such person;

         (b) proposes to use the premises for the purpose set out in the Schedule hereto or any other use of which the Lessor may in writing approve; and



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         (c)      executes a Deed of Assignment or Sub-Lease in the form usually adopted by the Lessor's Solicitors or otherwise approved by the Lessor's Solicitors and pursuant to which the Lessee covenants with the Lessor that the Lessee will at all times during the term hereof continue to be bound by all the covenants agreements and stipulations contained herein and that nothing in the said Deed shall operate to release the Lessee from the rent reserved herein or the covenants agreements and stipulations contained herein or otherwise prejudice or affect any right power or remedy of the Lessor herein contained and in which the proposed assignee or sub-lessee enters into a covenant with the Lessor that he will observe and perform all the covenants agreements and stipulations herein contained on the part of the Lessee to be performed and observed the said Deed to be prepared at the cost and expense in all respects of the person requiring such consent and an executed copy of such Assignment or Sub-Lease duly stamped to be delivered to the Lessor; and

         (d) furnishes to the Lessor such duly stamped guarantee or guarantees in the form usually adopted by the Lessor's Solicitors of the performance of the Lessee's obligations as the Lessor shall reasonably require, and in the case of an Assignee or sub-Lessee which is a corporation from its Directors and/or principal shareholders, at the cost and expense in ail respects of the person seeking such consent.

(26) Where the premises form part of a building to comply with observe and perform all reasonable rules and regulations not inconsistent with these presents which are at the date hereof or may from time to time hereafter be prescribed by the Lessor generally for tenants of the building of which the premises forms part.

(27) To indemnify and keep indemnified the Lessor from and against all loss and damage to the premises and (if applicable) the building of which the premises form part and all property therein caused by any act neglect emission default or misconduct of the Lessee or any clerk servant licensee invitee workman employee client agent customer or visitor of the Lessee and in particular but without limiting in any way the generality of the foregoing by reason of the negligent or careless misuse waste or abuse of water gas electricity or faulty fittings and fixtures of the Lessee and to give to the Lessor or its agents prompt written notice of any accident to or defect in the water pipes gas pipes electric light wirings or other the fittings or fixtures contained in the premises.

(28) To indemnify and to hold harmless the Lessor from and against all damages sums of money costs charges expenses actions claims and demands which may be sustained or suffered or recovered or made against the Lessor by any person for any injury such person may sustain when using or entering or near any portion of the premises or (if applicable) the building of which the premises form part in the occupation of the Lessee where such injury arises or has arisen as a result of the creation of some dangerous thing or state of affairs by the Lessee or by any clerk servant licensee invitee workman employee agent customer or visitor of the Lessee and whether the existence of such dangerous thing or dangerous state of affairs was or ought to have been known to the Lessor or not.

(29) At all times and from time to time to permit the Lessor to affix and retain upon the premises in a conspicuous position without interference by the Lessee a notice for selling the premises including therein all information which would normally or might reasonably appear in a notice of that nature but not so as to cause confusion to the public or customers regarding the Lessee's business or tenancy and at all reasonable times to permit persons who are interested in purchasing the premises (and who have written authority from the Lessor or the Lessor's Agent) to view and inspect the premises AND if the Lessor gives notice to the Lessee that the Lessor intends to offer the premises for sale by public auction to permit persons who are interested in bidding to view and inspect the premises on the day of the auction AND during the three (3) months immediately preceding the expiration of the said term and during any period which the Lessee holds the premises over after the expiration of the said term to permit the Lessor to affix and retain upon the premises in a conspicuous position without interference by the Lessee a notice for letting the premises including therein all information which would normally appear in a notice of that nature but not so as to cause confusion to the public or customers regarding the Lessee's business or tenancy and at all reasonable


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         times to permit persons who are interested in leasing the premises (and who have written authority from the Lessor or the Lessor's Agent) to view and inspect the premises AND at all times and from time to time to permit the Lessor or any other person with authority from the Lessor to affix and retain upon the premises in a conspicuous position without interference by the Lessee a notice or notices which the Lessor or any other person might be required to display at or upon the premises by any statutory authority and which relate to the present or proposed use or development of the premises.

(30) Without prejudice to the rights powers and remedies of the Lessor herein provided to pay to the Lessor interest at a rate being the higher of EIGHTEEN PERCENTUM (18%) per annum or the rate per annum equal to TWO PERCENTUM (2%) more than the rate for the time being fixed under Section 2 of the Penalty Interest Rates Act 1983 on any moneys due but unpaid by the Lessee to the Lessor on any account whatsoever pursuant to this Lease such interest to be computed from the due date for the payment of the moneys in respect of which the interest is chargeable until payment of such moneys in full and to be recoverable in like manner as rental in arrear.

(31) If the Lessee fails to pay when due any sum which the Lessee is obliged to pay hereunder whether to the Lessor or to any other person or fails to perform any other act which the Lessee is required to perform hereunder the Lessor may at the Lessor's sole discretion pay such amount or perform such act and borrow funds on such terms and giving such security as the Lessor thinks fit for the purpose of paying any sums which the Lessee is obliged to pay and the Lessee shall pay all such sums to the Lessor on demand and shall also pay to the Lessor as a debt due and payable on demand all costs and expenses including interest and costs as between solicitor and client and all loss and damage which the Lessor may suffer or incur as a result of the Lessee's failure to pay any sum when due or perform any act required hereby or because the Lessee is otherwise in default of any of the Lessee's obligations hereunder. For the purposes of this sub-clause any sums so paid or demanded by the Lessor shall be deemed to be rental in arrear and it shall be lawful for the Lessor to recover the same in like manner as rental in arrear.

(32) To pay the Lessor's costs fees charges expenses and legal charges costs and fees of and incidental to the preparation of this Lease or any statement required to be given pursuant to the Retail Tenancies Act 1986 or the Stamps Act 1959 or any other Act affecting tenancies or any matter arising therefrom or in consequence or arising from any default made by the Lessee hereunder and any stamp duty payable on this Lease AND without limiting the generality of the foregoing to pay to the Lessor as a debt due to it from the Lessee or from the assignee or transferee of the Lease (where the assignment or transfer has been with the express consent of the Lessor and the breach of covenant or condition has occurred since the assignment or transfer) and in addition to damages (if any) all reasonable costs and expenses properly incurred by the Lessor in the employment of a solicitor surveyor agent valuer or otherwise in reference to any breach giving rise to a right of re-entry or forfeiture which at the request of the Lessee has been waived by the Lessor or from which the Lessee is relieved under the provisions of the Property Law Act 1958 or by the operation of sub-section (1) of Section 146 of that Act.

(33) Within fourteen (14) days of any person who has or shall have guaranteed to and indemnified the Lessor in respect of the observance and performance of the Lessee's obligations herein contained being an individual becoming bankrupt or being a company suffering a receiver to be appointed or having an order made or passing a resolution to wind-up or entering into liquidation to give to the Lessor written notice of any such events or acts and if so required by the Lessor at any time during the remainder of the term hereof within fourteen (14) days of being so required and at the expense in all things of the Lessee to procure some other person acceptable to the Lessor to execute and deliver to the Lessor a guarantee and indemnity and in respect of the observance and performance of the Lessee's obligations herein contained in the form of the guarantee annexed hereto or otherwise in a form acceptable to the Lessor.

(34) At the end or other sooner determination of the said term quietly to surrender and yield up to the Lessor or as it may direct the promises buildings improvements additions and the chattels in such good and substantial repair and condition in all things as shall be in accordance with the covenants and conditions on the part of the Lessee herein contained.

D. THE LESSOR DOTH HEREBY COVENANT with the Lessee that the Lessee paying the said rental on the days at the time and in the manner herein set out and observing and performing the several covenants conditions and stipulations herein contained on the part of the Lessee to be observed and performed shall and may peaceably and quietly hold and enjoy the promises during the said term without any disturbance eviction or interruption by the Lessor or any person rightfully claiming through under or in trust for the Lessor PROVIDED ALWAYS THAT IT IS HEREBY AGREED AND DECLARED as follows:

(1)      (a)      whenever (other than due to the error of a Bank or financial institution not contributed to by the Lessee, if the Lessor has required payment by order on the Lessee's bankers) the said rental or any part thereof shall be in arrear or unpaid for the space of seven (7) days next after any of the days herein appointed for the payment thereof although no legal or formal demand shall have been made for payment thereof, or

         (b) whenever there shall be a breach of any of the covenants on the part of the Lessee to be observed and performed, or

         (c) whenever the Lessor shall have obtained a judgment in any Court against the Lessee for non-payment of rent or any other moneys payable by the Lessee pursuant to the terms of this Lease, which judgment has not been satisfied in full; or

         (d) whenever the premises are allowed to remain unoccupied or closed for the space of thirty (30) consecutive days; or

         (e) if any distress, execution or other process of any Court or authority is issued against or levied or enforced upon any of the assets or property of the Lessee unless such distress execution or process is fully paid or satisfied within seven
                  (7) days from the date of such issue, levy or enforcement or appropriate legal proceedings to invalidate such distress, execution or process are taken within such seven (7) days and are duly proceeded with and whether such legal proceedings are by way of appeal or otherwise or a stay of such distress, execution or process is granted; or

         (f) if the Lessee being an individual shall become or be made bankrupt or assign his estate for the benefit of or make any composition or arrangement with creditors or otherwise take advantage of any law for debtors or cause or permit the goods of the Lessee to be levied upon under any execution or other legal process; or

         (g)      the Lessee being a company:

                  (i) if notice is given of intention to propose a resolution for the winding up of the Lessee or if an order shall be made or a resolution passed for the winding up or dissolution without winding up of the Lessee (except for the purpose of reconstruction or amalgamation with the prior written approval of the Lessor) or if the Directors of the Lessee pass a resolution that-in their opinion the Lessee cannot any longer continue its business; or

                  (ii) if a Receiver of the Lessee's undertaking or any part thereof shall be appointed by any person or corporation including the Lessor; or

                  (iii) if any compromise or arrangement is proposed or made between the Lessee and its creditors or any of them or any class of them, or if an application is made to any Court for an order summoning a meeting of creditors of the Lessee; or

                  (iv) if any inspector or inspectors are appointed pursuant to the Corporations Law to investigate the affairs of the Lessee then and in any of such cases it shall be lawful for the Lessor in that behalf (in the case of a breach to which Section 146 of the Property Law Act 1958 extends at the expiration of fourteen (14) days from the service of the notice referred to in sub-section (1) of the said Section, and in any other case immediately) to re-enter upon the premises or any part thereof in the name of the whole and thereupon the term hereby granted shall absolutely cease and determine without prejudice nevertheless to the rights and remedies of the Lessor in respect of, any such breach or non-observance and in such case this Lease may be produced as a notice to quit duly given and expired. The Lessor may upon re-entry as aforesaid remove from the premises any stock-in-trade and other fittings and fixtures of the Lessee and store the same in a public warehouse or elsewhere at the cost of and for the account of the Lessee without being deemed guilty of conversion or becoming liable for any loss or damage occasioned thereby. For the purposes of any re-entry the Lessor or his servants or agents may break open any outer or inner door window or fastening or other obstruction and forcibly eject and put out the Lessee or any other persons on the premises without being liable for any action or proceeding of any kind. Notwithstanding that the Lessor may have exercised his rights of re-entry herein contained any deficiency in re-letting (including the costs and expenses incidental thereto) may be recovered as and by way of liquidated damages.

(2) If the premises or any part thereof shall at any time during the said term be destroyed or damaged by fire, storm, tempest, explosion, rain, civil riot or disturbance, act of way, water, flood, impact of vehicles and aircraft and articles dropped therefrom or other cause so as to be unfit for use and if the destruction or damage has not been caused by some act or default or neglect of the Lessee and if the policy or policies of insurance relating to the premises have not been vitiated or payment therefor refused consequent upon some act default or neglect of the Lessee then the rental hereby reserved or any amounts payable pursuant to Clause C(2) hereof or a Fair and just proportion of both (to be determined in case of dispute by an Arbitrator appointed pursuant to the Commercial Arbitration Act 1984) according to the damage sustained shall be suspended and cease to be payable while and long as the premises or any part thereof shall be unfit for use PROVIDED ALWAYS that if the premises are totally or substantially destroyed the Lessor at any time after such destruction or the Lessee within a period of one (1) month after the expiration of three (3) months from such destruction may elect by notice in writing to determine this Lease and thereupon all claims hereunder excepting those which arose prior to the date of election as aforesaid shall be at an end but the Lessee shall not be entitled to determine this Lease if before the Lessee so elects the Lessor gives notice to the Lessee of its intention to rebuild the premises and proceeds with such rebuilding within a period of three (3) months from the date of such destruction and completes the same with reasonable expedition. The Lessor shall not be liable to the Lessee for any losses incur-red by the Lessee by virtue of the suspension or termination of the Lease by the Lessor pursuant to this Clause.

(3) The waiver by the Lessor of any breach of the Lessee's covenants or obligations herein contained shall not prevent the subsequent enforcement by the Lessor of such covenants or obligations and shall not be deemed a waiver of any subsequent breach.

(4) The Lessor shall not incur any liability for damage caused by the overflow of water supply or rain water which may leak flow or enter into the premises from any part thereof or from the building of which they form part or from any adjoining building or from the pipes or plumbing works or for damage caused by defective electrical or sewerage installations or structural defects or otherwise.

(5) If and wherever there shall occur any breach of any covenant condition provision or agreement on the part of the Lessee herein contained it shall be lawful for (but not obligatory upon) the Lessor (without prejudice to any of the powers herein contained or to any other remedy) with or without servants or agents or workmen to enter onto the premises at a reasonable times and to do all such acts and things as the Lessor may consider proper or desirable to remedy or attempt to remedy such breach or part thereof and a moneys paid or expended by the Lessor in remedying or attempting to remedy such breach or part thereof shall be forthwith repaid by the Lessee to the Lessor and if not so paid shall be recoverable by the Lessor as rent in arrear.

(6) If the Lessee continues in possession of the premises after the expiration of the said term without objection by the Lessor the Lessee shall thereafter be deemed to be a tenant from month to month upon the terms of this Lease (so far as such terms are applicable to a monthly tenancy) at a monthly rental proportionate to the rental payable by the Lessee at the expiration of the said term until such tenancy is determined at the end of the first or any subsequent month by either party giving to the other one month's previous notice in writing.

E. IT is hereby acknowledged that the covenants provisions terms and agreements contained herein or implied by any statute cover and comprise the whole of the agreement between the parties hereto and the parties hereto expressly agree and declare that no further or other covenants agreements provisions or terms whether in respect of the premises or otherwise shall be deemed to apply hereto or to arise between the parties by way of collateral or other agreement or by way of condition precedent or by reason of any promise representation warranty or undertaking given or made by either party to the other on or prior to the execution hereof and if necessary to effectuate the aforesaid any such implication condition precedent collateral and other agreement is hereby negatived.

F. THE Lessee acknowledges that save as may be set out in the Disclosure Statement (if any) required to be given if the whole of the Retail Tenancies Act 1986 applies hereto no promises representations warranties or undertakings have been given by or on behalf of the Lessor in respect of the suitability of the premises for any business to be carried on therein or to the fittings finish facilities and amenities of the premises and the chattels and hereby further acknowledges that at the date of execution of this Lease the premises fittings Facilities amenities and chattels arc in good order and condition.

G. IF the Lessee shall be desirous of taking a new Lease of the premises for such further term from the expiration of the term hereby granted as is set out in the Schedule hereto and shall at least three months prior to the expiration of the said term hereto signify such desire by notice in writing to the Lessor and shall have duly and punctually paid the rental reserved by this Lease on the days at the times and in the manner herein set out for payment thereof and duly performed and observed the covenants conditions and agreements herein contained on the part of the Lessee to be performed and observed up to the expiration of the said term [the Lessee shall have been taken to have duly performed and observed the covenants conditions and agreements unless notice in writing (where written notice is required) has been given of the breach of one or more of the covenants conditions and agreements and the Lessee has either failed to remedy the said breach or the Lessor has given such notice for essential breaches of that covenant condition or agreement whether remedied or not] then the Lessor will at the expense of the Lessee (inclusive of stamp duty) grant and execute a new Lease to the Lessee of the premises for such term as is set out in the Schedule hereto at a renta1 to be agreed upon and in default of agreement to be an amount equal to the highest rental payable during the term then concluding plus an amount equal to four percentum (4%) thereof or at the Lessor's option at a rental to be determined (having regard to all matters then relevant to the determination of such rental including the current market value of the premises at the due date for review of such rental and the then existing use of the premises and the potential use of the premises) by a Registered Valuer who has had at least five years experience in the valuation of similar properties and who practices predominantly in the valuation of commercial properties to be chosen by the Lessor and the Lessee and in default of agreement as to choice such Registered Valuer as shall be chosen by the then President of the Australian Institute of Valuers and Land Economists (Inc.) (provided that if the said Institute shall at the relevant time no longer be in existence then the appointment of such Valuer shall be nude by the Senior Executive of the Association of Valuers which shall, at the relevant time, in the opinion of the then President of the Law Institute of Victoria, correspond to the said Institute) and in the event of such determination being made the same shall be conclusive and binding upon the Lessor and the Lessee but so that in any event such rental shall not (unless the whole of the Retail Tenancies Act 1986 applies to this Lease) be less than the highest rental payable by the Lessee at any time during the term hereof, such new Lease to be otherwise subject to the same covenants agreements and provisions and guarantees and indemnities as are contained in or given in conjunction with or pursuant to this Lease save and except this covenant. The cost of any such determination shall be borne equally by the Lessor and the Lessee.

H. THE Lessee hereby covenants and agrees that payment of rental on the days herein stipulated for the payment thereof and the punctual and proper performance and observance of all other of the Lessee's covenants obligations and provisions contained herein are essential terms of this Lease. The Lessee hereby covenants and agrees to indemnify and compensate the Lessor for all loss damage costs and expenses whatsoever suffered or incur-red by the Lessor in respect of any breach by the Lessee of any covenants obligations and provisions herein contained and on the Lessee's part to be observed and performed in addition to any other right remedy or entitlement to which the Lessor is entitled and in respect of any loss or damage sustained by the Lessor by reason of the inability of the Lessor following the termination or forfeiture of this Lease to re-let the premises at the same rental and, upon the same terms and conditions to those contained herein and the Lessee hereby further agrees that the Lessor's entitlement to recover damages as aforesaid shall not be affected if the Lessee abandons or vacates the premises or if the Lessor elects to re-enter the premises or forfeit or terminate this Lease or if the Lessor accepts the Lessee's repudiation hereof or if the conduct of the parties hereto shall constitute a surrender by operation of law and provided always that in the event of the happening of any one of the aforesaid events the Lessor shall be entitled to recover from the Lessee damages for loss of the benefits of this Lease and in the event of the Lessor re-letting the premises at the same rental or upon reduced rental and upon the same or similar terms and conditions to those herein contained the liability of the Lessee to pay the Lessor damages for the loss of the benefit of this Lease shall be adjusted accordingly. Nothing contained in this sub-clause shall affect any obligation which the Lessor may have to mitigate its loss and damage but the Lessor's conduct in pursuance of any such obligation shall not by itself constitute acceptance of the Lessee's breach or repudiation or a surrender by operation of law.

I. IF the Lessee shall vacate the premises during the said term (whether or not the Lessee ceases to pay the rental or other moneys payable hereunder):

(1) Neither acceptance of the keys nor entry into the premises by the Lessor or by any person on the Lessor's behalf for the purposes of inspection or for the purposes of showing the premises to prospective tenants and/or the advertising of the premises for re-letting shall constitute a re-entry or forfeiture or waiver of the Lessor's right to recover in full all rental and other moneys from time to time payable hereunder.

(2) In the absence of a written agreement by the Lessor to accept the surrender of the Lessee's interest hereunder or a formal notice of forfeiture or re-entry this Lease shall be deemed to continue in full force and effect until the date as from which a new Lessee actually commences to occupy the premises.

(3) Any entry by the Lessor into the premises in the meantime shall be deemed an entry by the leave and licence of the Lessee.

J. THE Lessee expressly covenants and agrees with the Lessor that the Lessee will not enter any caveat against the title comprising the premises claiming any interest pursuant to this Lease and if in breach of the provisions of this covenant the Lessee so enters any such caveat the Lessee hereby irrevocably appoints the Lessor and (if the case so allows) each and every person for the time being filling the offices of director secretary or manager of the Lessor severally as the Lessee's attorney in the Lessee's name and at the Lessee's expense in all things to do or concur in doing or procure to be done all things which the Lessor shall deem necessary to remove or withdraw any such caveat.

K. IF the Lessee enters into and executes this Lease as trustee of a trust whether actual implied or constructive the Lessee hereby represents and covenants and declares that such entering into and execution of this Lease is authorised by such trust and shall be to the intent that the Lease shall be binding both on the Lessee in the Lessee's personal capacity and in the Lessee's capacity as trustee and binds and will continue to be binding on the trust fund of such trust and further that this Lease will be binding not only on the Lessee but on any successor of the Lessee as trustee of such trust and that the Lessee will take all requisite steps to ensure the effectiveness of this covenant, including in particular procuring that any successor of the Lessee enters into a deed of covenant in that behalf with and to the satisfaction of the Lessor. Nothing herein contained or implied in this clause or in any notification given to the Lessor by or on behalf of the Lessee (whether before or after the execution hereof) shall oblige or require the Lessor to take notice of any actual contingent or future interest of any person in or under such trust and the Lessor shall be entitled to exercise all of its rights powers authorities and discretions hereby conferred or implied in the same manner and to the same extent as if the Lessee were the sole legal and beneficial owner of the trust fund.

L. IF any provision of this Lease shall be held by a Court of competent jurisdiction to be unenforceable illegal or void, then that provision shall be of no force or effect while held to be unenforceable illegal or void and shall have no effect upon the binding force or effectiveness of any of the other provisions of this Lease it being the intention of the parties hereto that had they known that a provision of this Lease would be unenforceable illegal or void they would have entered into a Lease with each other containing all of the other provisions hereof.

M. WHERE any plant machinery or equipment or heating cooling or circulating air (herein called "the air-conditioning plant") is installed either by the Lessor or the Lessee in or about the premises the following provisions shall apply:

(1) The Lessee will to the extent of the Lessee's control over the same at all times use and regulate the same to ensure that the air-conditioning plant is employed to the best advantage in the conditions from time to time prevailing and will not install in the premises any electrical or appliance which will generate excessive heat loads and shall forthwith remove any equipment which in the opinion of the Lessor's consultant engineer is interfering with the performance of the air-conditioning system.

(2) The Lessor shall not be under any liability to the Lessee or any other person arising from any inability or failure on the part of the Lessor to operate or maintain any air-conditioning plant at any time or times for any reason whatsoever.

(3) If the air-conditioning plant fails to function for any reason the Lessee shall not by reason of such failure be entitled to determine the Lease or claim any abatement of rent or any other moneys payable by the Lessee hereunder nor shall the Lessee have any right of action or claim for compensation or damages against the Lessor in respect thereof.

(4) The Lessee will at all times comply with and observe the reasonable requirements of the Lessor in regard to the air-conditioning plant and will not do or permit to be done anything in relation to the same or otherwise might interfere with or impair the efficient operation of the air-conditioning plant.

(5) The Lessee will at all times during the term hereof at its own cost and expense keep in force a maintenance and/or service agreement in respect of the air-conditioning plant and at its own cost and expense will comply with all the terms hereof and upon a request from the Lessor will furnish proof to the Lessor of the existence thereof

N. WHEREAS the Lessor and the Lessee are parties to a Lease made 11 December 1995 ("the First Lease") in respect of the premises therein more particularly described being First Floor and Part of Ground Floor, No. 9A Hall Street Hawthorn THE PARTIES HERETO HEREBY AGREE AND THE FIRST LEASE IS HENCEFORTH VARIED to the effect that:

(1) Any default by the Lessee under the First Lease or under this Lease shall be and be deemed to be a default under both Leases;

(2) The options for a further term contained in Clause G of both Leases shall only be validly exercised if there is a contemporaneous exercise of each of the options contained in both Leases.

(3) Neither this Lease nor the First Lease shall be capable of being assigned or sub-let unless there is a contemporaneous assignment or sub-lease of both Leases to the same assignee or sub-lessee (as the case may be).

O. WITHOUT prejudice to any other mode of service provided either herein or by Act of Parliament any notice required by this Lease to be given by one party to any other shall be sufficiently given if sent by post in a prepaid envelope addressed to such other party at the respective addresses given in the Schedule hereto or if any party is a company then such notice may be sent to the registered office of the company. A party may give the other party notice in writing that it no longer occupies the address given in the Schedule and specifying a new address and the new address shall be substituted for the purposes of this Clause. Any notice required by this Lease to be given to the Lessee shall be sufficiently given if left at or sent by post in a prepaid envelope addressed to the Lessee at the premises. Any notice sent by post shall be deemed to be given two (2) days following the posting thereof.

IN WITNESS WHEREOF the parties hereto have executed these presents this _____ day of _______ One thousand nine hundred and ninety-six.

THE COMMON SEAL of STEMARJON
NOMINEES PTY.  LTD.  ACN 005 243 747
was hereto affixed in accordance with it
Articles of Association the presence of:


---------------------------------------------------
                   DIRECTOR

---------------------------------------------------
                   DIRECTOR


THE COMMON SEAL of COSMOPAK
PTY. LTD.  ACN 006 928 274
was hereto affixed in accordance with it
Articles of Association the presence of:

---------------------------------------------------
                   DIRECTOR

---------------------------------------------------
                   DIRECTOR


                                      THE SCHEDULE REFERRED TO

        1.      LESSOR:               STEMARJON NOMINEES PTY. LTD.
                                      ACN 005 243 747
                                      of  8 Hull Street, Richmond.

        2.      LESSEE:               COSMOPAK PTY. LTD.
                                      ACN 006 928 374
                                      of 9A Hall Street, Hawthorn

        3.      PREMISES:             Balance of Ground Floor, No
                                      9A Hall Street Richmond (being that
                                      portion not subject to the First
                                      Lease as defined in Clause N hereto
                                      together with the right to park four
                                      (4) adjacent motor vehicles in the
                                      areas designated solely for motor
                                      vehicle parking purposes.

        4.      TERM:                 FROM THE COMMENCING DATE UNTIL 14 DECEMBER
                                      1998.

        5.      COMMENCING DATE:      1 June 1996.

        6.      RENTAL:           (a) Until 14 December 1996:
                                   At the rate of  ONE THOUSAND
                                   SIX HUNDRED AND FIVE DOLLARS
                                   AND FORTY-TWO CENTS ($1,605.42)
                                   per month;

                                   (b) At the expiration of each twelve
                                   (12) months from the Commencing Date
                                   the rental then ensuing twelve (12)
                                   months shall be increased to an
                                   amount equal to the rental payable
                                   immediately prior to the increase
                                   plus an amount equal to five
                                   percentum (5%) thereof.

        7.      PAYABLE:           Monthly in advance.

        8.      PERMITTED USE:     Showroom, warehouse and distribution but
                                   in no event for any retail use.

        9.      FURTHER TERM:      THREE (3) YEARS

        10.     CHATTELS:          Partitioning, floor
                                   coverings, light fittings, and all
                                   other chattels, fixtures, fittings,
                                   furnishings, plant, machinery and
                                   equipment (if any) now or hereafter
                                   to be installed by the Lessor.

THIS GUARANTEE is made between the parties named and described in the Schedule hereto being the Guarantor of the one part and the Lessor of the other part

WHEREAS at the request of the Guarantor the Lessor has agreed to enter into an Indenture of Lease a copy of which is annexed hereto (hereinafter called "the Lease") with the Lessee named and described in the Lease (hereinafter called "the Lessee')

AND WHEREAS for the consideration aforesaid and for other valuable consideration the Guarantor has agreed to execute this Guarantee

NOW THIS GUARANTEE WITNESSETH as follows:

1. THE Guarantor HEREBY GUARANTEES to the Lessor each and all sums of money interest and damages whether present future or contingent which the Lessee may be or hereafter becomes liable to pay to the Lessor under or pursuant to the Lease or arising from the breach of the Lease or on any account which the Lease secures or in respect of any transaction contemplated by the Lease PROVIDED ALWAYS that to the extent (if any) that the Guarantee set forth in this Clause may be void or unenforceable by reason of the fact that all or any of the obligations of the Lessee to the Lessor to pay sums of money interest or damages according to the purport of the Lease may not be or may cease to be enforceable against the Lessee the Guarantor agrees to indemnify the Lessor in respect of any failure of the Lessee to make any such payment as would otherwise have formed part of the money the subject of this Guarantee.

2. ALL sums of money received or recovered by the Lessor on account of the guaranteed money shall be treated as payments in gross and shall as regards the Guarantor go or be taken to reduce the guaranteed money only by the amount actually received by the Lessor in cash after first deducting therefrom the costs and expenses of or incidental to obtaining payment thereof.

3. THIS Guarantee shall be a continuing guarantee and the Guarantor shall be liable to pay to the Lessor the whole of the guaranteed money and the Guarantor shall be entitled to have the Lessor apply against that part of the guaranteed money for which the Guarantor is liable:

         (i) any sums of money held by the Lessor to the credit of the Lessee on any account other than that of the Guaranteed money for which the Guarantor is liable;

         (ii) any sums of money which are or might be recoverable by the Lessor pursuant to the realisation of any security (including the guarantee of any other Guarantor) now or at any future time held by the Lessor;

         (iii) any sums of money paid to the Lessor or which are or might be payable to the Lessor pursuant to Clause 4 hereof or other-wise in any insolvency administration of the Lessee or any other Guarantor or any other person liable to the Lessor in respect of any part of the guaranteed money;

         AND for the purpose of calculating the Guarantor's liability hereunder the sums of money mentioned in subparagraphs (i) (ii) and (iii) of this Clause shall be deemed not to have been applied against that part of the guaranteed money for which the Guarantor is liable provided only that the Guarantor's liability shall cease when the Guarantor has paid one hundred cents in the dollar in respect of the amount for which he is liable or when the Lessor has received one hundred cents in the dollar in respect of the guaranteed money and PROVIDED FURTHER that any money received by the Lessor in excess of one hundred cents in the dollar of the guaranteed money shall be adjusted between the Guarantor and any other person claiming in respect thereof.

4. THE Guarantor COVENANTS AND AGREES with the Lessor that until the Lessor has received one hundred cents in the dollar in respect of the guaranteed money:

         (a) in the event of any insolvency administration of the affairs of the Lessee any other Guarantor or any other person liable in respect of the whole or any part of the guaranteed money not without the Lessor's prior consent in writing to institute any proceedings against to make any demand or claim upon or to lodge any proof of debt of similar claim in respell of any debt or liability present or future on any account whatsoever of the Lessee other Guarantor or other person nor to enforce any security held or which may hereafter be held by that Guarantor (alone or with others) in respect thereof but to hold in trust for the Lessor any such debt or liability and any rights of action or of proof or claim and all other rights and benefits in respect thereof and each and every such security as aforesaid;

         (b) upon request by the Lessor to institute proceedings against to make any demands upon and to lodge proof or proofs of debt or similar claims in any insolvency administration and to enforce any security and to execute all documents and do all things which the Lessor may require to enable the Lessor to have and receive the benefit of or arising from any debt or liability and any rights of action or of proof or claim and all other rights and benefits in respect thereof and every security.

5. THE Guarantor HEREBY IRREVOCABLY APPOINTS the Lessor and all of the Lessor's attorneys and managers and (if applicable) the Lessor's Secretary for the time being (each with power to appoint a substitute or substitutes) the Guarantor's attorneys to execute (under seal or otherwise) and deliver all documents and do all acts and things (including but not limited to the signing and lodging of proofs of debt and similar claims the bringing and enforcing of legal proceedings the compromise of disputes the enforcement of securities and the valuation of securities) which the attorney may think requisite or desirable for giving effect to the provisions of Clause 4 hereof.

6. THE Guarantor HEREBY WAIVES AND RELINQUISHES each and every of his rights whether legal equitable statutory or otherwise which may at any time be inconsistent with any of the provisions hereof or which may in any manner prejudice or limit or restrict the Lessor's rights remedies or recourse.

7. THE Guarantor will not claim the benefit of or seek to require the transfer of any Guarantee or other security which the Lessor may now or hereafter hold in respect of all or any part of the guaranteed money.

8. THE Guarantee and indemnity herein contained shall extend to any extension or renewal of the Lease and to any period in which the Lessee may be overholding under the Lease and also to any renewed or further Lease granted pursuant to any exercise by the Lessee of the option in that regard contained in the Lease.

9. THIS instrument and the Guarantee and the Indemnity contained herein shall be without prejudice to and the Guarantor shall not be exonerated in whole or in part nor shall the Lessor's rights remedies or recourse against the Guarantor be in any way prejudiced or adversely affected by any of the matters following:

         (i) any other guarantee or any security specialty or instrument negotiable or otherwise which the Lessor may now or hereafter hold in respect of all or any of the guaranteed money or any judgement obtained by the Lessor;

         (ii) any release variation exchange renewal assignment or modification made or any other dealing by the Lessor with the terms of the Lease or with any judgement or instrument negotiable or otherwise or other security whatsoever recovered held or enforceable by the Lessor in respect of all or any of the guaranteed money whether the same shall be held from or enforceable against the Lessee any Guarantor or any other person whomsoever or any refusal or omission by the Lessor to complete endorse or assign any such Agreement judgement or instrument negotiable or otherwise or any other security;

         (iii) the fact that the Lease may be entered into after this instrument in terms the same as or different to the terms of the document annexed hereto;

         (iv) the entering into of any transaction whatever with the Lessee pursuant to or which is secured by or which is contemplated by the Lease as it stands at the date hereof or as it may stand after any variation or modification made after the date hereof;

         (v) the insolvency administration of the Lessee or the Guarantor or any other person (whether or not the Lessor assents thereto or receives any dividend therein) or the death of the Lessee (if the Lessee from time to time be or include natural persons) the Guarantor or other person or any time or other indulgence given to or compromise composition or arrangement made with the Lessee the Guarantor or any other person,

         (vi) the fact that the guaranteed money or any part thereof may not be or may cease to be recoverable or that the Lessee or any other person purported to be primarily liable to pay any sum of money may be discharged from all or any of their respective obligations to make payment for any other reason than that payment has been made;

         (vii) the fact that any party named as a Guarantor herein has failed or neglected to execute this Guarantee;

         (viii) any security held or taken at any time by the Lessor being void defective or informal,

         (ix) the transfer or assignment of the benefit of these presents to any person to whom the whole or any part of the benefit of the guaranteed money is transferred or assigned (whether at the same or at different times);

         (x) the failure to give notice to or the lack of consent of the Guarantor before or after the happening of any of the acts or events mentioned herein;

         (xi) any time or other indulgence given to or compromise composition or arrangement made with the Lessee the Guarantor or any other person;

         (xii) any loss occasioned by the Lessor's loss of any security or any collateral security;

         (xiii) any loss occasioned by the Lessor failing or neglecting to recover from the realisation of any collateral or other security or otherwise any sums of money owing to or to become owing to the Lessor by the Lessee or by any other laches or mistakes on the part of the Lessor; or

         (xiv) generally the making of any agreement or transaction whatsoever between the Lessor and the Guarantor or any other person

10. ANY notice, or demand hereunder may be signed by the Lessor or on behalf of the Lessor by any of the Lessor's officers or by the Lessor's Solicitors and may be served on the Guarantor by delivering the same to the Guarantor or by posting the same to the Guarantor at the Guarantor's address herein or as last known to the Lessor or by leaving the same there and if posted the notice or demand shall be deemed served on the day following the date of posting whether actually received or not PROVIDED HOWEVER that the making of a demand shall not be a condition precedent to the liability of the Guarantor.

11. A Certificate signed by the Lessor or by any of the Lessor's officers or by any person authorised by the Lessor for the purpose stating the amount owing by the Guarantor hereunder at the date or dates stated therein or stating any other act matter or thing relating hereto as at any date or dates stated therein shall (except as is otherwise expressly provided herein) be prima facie evidence of the facts stated therein.

12. NO sum or sums of money received by the Lessor for the credit of any account of the Lessee or the Guarantor or any other person liable in respect of any part of the guaranteed money and for which the Lessor may in any insolvency administration of the affairs of the Lessee the Guarantor or the other person be obliged to account to any liquidator official manager trustee in bankruptcy or other persons (as a preference or otherwise) shall be considered as received by the Lessor or discharge or diminish the liability of the Guarantor and the Guarantor HEREBY COVENANTS AND AGREES to indemnify the Lessor in respect of any payment of that nature.

13. IF as a result of any insolvency administration the liability of the Lessee to pay all or any part of the guaranteed money is released or deferred the Guarantor COVENANTS AND AGREES to indemnify the Lessor against any failure by the Lessee to pay all or any part of the guaranteed money at the time or times the sums of money should have been paid apart from insolvency administration or any release or deferral of the Lessee's liability thereunder.

14. FOR better securing the obligations of the Guarantor pursuant to the Guarantee and indemnity herein appearing the Guarantor hereby charges in favour of the Lessor a real estate now or hereafter owned or to be owned by the Guarantor whether alone or together with any other person and hereby authorises the Lessor from time to time to lodge with the Registrar of Titles a caveat or caveats in respect of all or any such real estate.

15. IF the Guarantor enters into and executes this Guarantee and Indemnity as trustee of a trust whether actual implied or constructive the Guarantor hereby represents and covenants and declares that such entering into and execution of this Guarantee and Indemnity is authorised by such trust and shall be to the intent that the Guarantee and Indemnity shall be binding both on the Guarantor in the Guarantor's personal capacity and in the Guarantor's capacity as trustee and binds and will continue to be binding on the trust fund of such trust and further that this Guarantee and Indemnity will be binding not only on the Guarantor but on any successor of the Guarantor as trustee of such trust and that the Guarantor will take all requisite steps to ensure the effectiveness of this covenant, including in particular procuring that any successor of the Guarantor enters into a deed of covenant in that behalf with and to the satisfaction of the Lessor. Nothing herein contained or implied in this clause or in any notification given to the Lessor by or on behalf of the Guarantor (whether before or after the execution hereof) shall oblige or require the Lessor to take notice of any actual contingent or future interest of any person in or under such trust and the Lessor shall be entitled to exercise all of its rights powers authorities and discretions hereby conferred or implied in the same manner and to the same extent as if the Guarantor were the sole legal and beneficial owner of the trust fund.

16. IF any provision of this Guarantee and Indemnity shall be held by any Court of competent jurisdiction to be unenforceable illegal or void then that provision shall be of no force or effect while held to be unenforceable illegal or void and shall have no effect upon the binding force or effectiveness of any of the other provisions of this Guarantee and Indemnity it being the intention of the parties hereto that had they known that a provision of this Guarantee and Indemnity would be unenforceable illegal or void they would have entered into an agreement with each other containing all of the other provisions hereof.

17. THE Guarantor agrees to pay the Lessor's legal costs and disbursements of and incidental to the preparation execution stamping and enforcement of this instrument and also all expenses or amounts the Lessor may pay or may be liable to pay under or in connection with any legislation relating to stamp duty and arising out of this instrument or any payment made hereunder;

18. IN this Guarantee unless the context otherwise requires:

         (a) the expression "person" shall include corporations and other entities from time to time recognised by law;

         (b)      the expression "month" shall mean calendar month;

         (c) references to any statutory enactment shall include the Regulations made thereunder from time to time and shall mean the particular enactment as amended or modified from time to time.

         (d) words importing the singular number shall import the plural number and vice-versa and words importing the masculine gender shall import the feminine gender and/or corporations and other entities from time to time recognised by law;

         (e) the expression "insolvency administration" in relation to the affairs of the Lessee or any Guarantor or any other person includes any bankruptcy, assignment for the benefit of or composition or arrangement with creditors liquidation official management administration by a Receiver or a Receiver and Manager appointed by any Court or under any instrument, administration under any law relating to mental health or insanity or any other administration of the assets or affairs of the Lessee Guarantor or other person otherwise than by the Lessee Guarantor or other person (if he be a person) personally or if he be dead and die solvent by the personal representative of his estate or (if the Guarantor be a corporation) by its Directors or governing body in the normal course of its business;

         (f) the expression "the Lease" means the Lease as varied, modified or replaced from time to time;

         (g) the expression "the Lessee" shall when there is only one Lessee mean in the case of a natural person the Lessee, his executors, administrators and/or permitted assignees and/or sublessees and shall when there are two or more Lessees mean and include the Lessees and each and every or any of them and the executors, administrators and/or permitted assignees and/or sublessees of them and each and every or any of them and shall when the Lessee is a company corporation or body corporate include the Lessee and its successors and transferees and sublessees-I

         (h) the expression "the Lessor" shall mean the person or company or corporation or body corporate for the time being entitled to the reversion of the premises demised by the Lease and shall when there is only one Lessor mean and include in the case of a natural person the Lessor, his executors, administrators and assignees and shall when there are two or more Lessors mean and include the Lessors and each and every or any of them and the executors, administrators and assignees of them and each and every or any of them and shall when the Lessor is a company or corporation or body corporate mean and include the Lessor and its successors and transferees;

         (i) the expression "the Guarantor" shall where there is only one Guarantor mean in the case of a natural person the Guarantor, his executors, administrators and/or successors and assigns and shall where there are two or more Guarantors mean and include the Guarantors and each and every or any of them and the executors, administrators and/or successors and assigns of them and each and every or any of them and shall where the Guarantor is a company corporation or body corporate include the Guarantor and its successors and transferees;

         (j) the expression "guaranteed money" means the sums of money interest and damages the subject of the Guarantee and Indemnity contained herein;

         (k) where two or persons are parties hereto the covenants and agreements on their part herein contained shall bind them and any two or more of them jointly and each of them severally.

19. THE proper law of this Guarantee and Indemnity shall be the law of the State of Victoria and the parties agree to submit to the jurisdiction of the Courts of the State of Victoria.

                                    SCHEDULE

THE GUARANTOR:                              WILLIAM ANDREW HOPE DENTON
                                            of 25 Scott Grove, Glen Iris, and


                                            PHILLIPA ANNE DENTON
                                            of 25 Scott Grove, Glen Iris.

THE LESSOR:                                 STEMARJON NOMINEES PTY. LTD.
                                            ACN 005 243 747
                                            of 8 Hull Street, Richmond.

IN WITNESS WHEREOF the parties hereto have affixed their respective hands and seals this ________ day of ________________ One thousand nine hundred and ninety-six.

SIGNED SEALED AND DELIVERED by
WILLIAM ANDREW HOPE DENTON
in the presence of

                                            ----------------------------------
                                            WILLIAM ANDREW HOPE DENTON

-----------------------------------
             WITNESS

SIGNED SEALED AND DELIVERED by
PHIILLIPA ANNE DENTON in the presence of:



                                            ----------------------------------
                                            PHIILLIPA ANNE DENTON

-----------------------------------
             WITNESS

THE COMMON SEAL OF STEMARJON
NOMINEES PTY. LTD ACN 005 243 747

was hereto affixed in accordance with its Articles of Association in the presence of



-----------------------------------
             DIRECTOR



-----------------------------------
             DIRECTOR




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